December 8, 2008

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Clover Core Fixed Income Fund

Supplement to Prospectus dated February 1, 2008

Notice of change of the Sub-Advisor to the
Touchstone Clover Core Fixed Income Fund

On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc.  All references to Clover Capital Management, Inc. in the prospectus should be changed to Federated Investment Management Company.

Please replace the sections titled “Sub-Advisors” and “Portfolio Managers” located on page 10 of the Prospectus with the following:

Sub-Advisor

Federated Investment Management Company (“Federated’’), an SEC-registered investment adviser located at Federated Investors Tower, 1001 Liberty Avenue, 24th Floor, Pittsburgh, PA 15222-3779, serves as Sub-Advisor to the Touchstone Clover Core Fixed Income Fund. As Sub-Advisor, Federated makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines. The fee paid by Touchstone Advisors to the Sub-Advisor during the Fund’s most recent fiscal year, based on the average daily net assets of the Fund at an annualized rate, remains the same at 0.225%.

A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements will be available in the Trust’s March 31, 2009 Semiannual Report.

Portfolio Managers

The Touchstone Clover Core Fixed Income Fund is managed by John T. Gentry. The background of Mr. Gentry is set forth below. Additional information related to Mr. Gentry may be found in the SAI.

John T. Gentry, CFA, Vice President and Portfolio Manager, joined Federated in 1995. He has 18 years of investment experience.  He has managed the Clover Core Fixed Income Fund since December 2008.

303 Broadway • Suite 1100 • Cincinnati, OH  45202-4203
Ph: 800.543.0407 • www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.